SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant toss.240.1a-11(c) orss.240.1a-12


                              Kaneb Services, Inc.
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              Kaneb Services, Inc.
                -------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

 [X]     No filing fee required.
 [  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

          1)   Title of each class of securities to which  transaction  applies:
               N/A

          2)   Aggregate number of securities to which transaction applies: N/A

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11; (Set forth amount on which the filing is calculated and state how it was determined.): N/A

          4)   Proposed maximum aggregate value of transaction: N/A

          5)   Fee paid previously with preliminary materials: N/A

[  ]   Check box if any  part of  the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid: N/A

     2)   Form, Schedule or Registration Statement No.: N/A

     3)   Filing Party: N/A

     4)   Date Filed: N/A

     5)   Total fee paid: N/A

                              KANEB SERVICES, INC.
                          2435 North Central Expressway
                             Richardson, Texas 75080

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held August 7, 2001



To the Stockholders of  Kaneb Services, Inc.:

         Notice is hereby given that the Annual Meeting of Stockholders of Kaneb Services, Inc., a Delaware corporation (the "Company") will be held at 300 E. Travis, San Antonio, Texas 78205, at 10:00 A.M., central daylight savings time, on August 7, 2001, for the following purposes:

         (1)      to elect a Board of Directors;

         (2) to consider an amendment to the restated certificate of incorporation of the company to change the name of the company;

         (3) to consider amendment and restatement of the Kaneb Services, Inc. 1994 Stock Incentive Plan; and,

         (4) to transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on July 18, 2001, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         Stockholders are cordially invited to attend the meeting in person. Those who will not attend and who wish that their stock be voted are requested to sign, date and promptly mail the enclosed proxy in the enclosed stamped return envelope.

                                         By Order of the Board of Directors



                                         Howard C. Wadsworth
                                         Vice President, Treasurer and Secretary

Richardson, Texas
July 18, 2001



              WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING,
                    YOU ARE URGED TO SIGN, DATE AND MAIL THE
                   ENCLOSED PROXY CARD PROMPTLY. IF YOU ATTEND
                  THE MEETING, YOU CAN VOTE EITHER IN PERSON OR
                                 BY YOUR PROXY.

                              KANEB SERVICES, INC.
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD AUGUST 7, 2001
                       ----------------------------------
                    SOLICITATION AND REVOCABILITY OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies of the holders of the Common Stock, no par value (the "Common Stock"), of Kaneb Services, Inc. ("Kaneb" or the "Company") on behalf of the Board of Directors of Kaneb for use at the Annual Meeting of Stockholders to be held on August 7, 2001, 300 E. Travis, San Antonio, Texas 78205, at 10:00 A.M., central daylight savings time, or at any adjournment of such meeting. Copies of the accompanying Notice of Annual Meeting of Stockholders (the "Notice"), Proxy Statement and Form of Proxy are being mailed to stockholders on or about July 23, 2001.

         A proxy that has been received by Kaneb management may be revoked by the stockholder giving such proxy at any time before it is exercised. However, mere attendance at the meeting by the stockholder will not itself have the effect of revoking the proxy. A stockholder may revoke his proxy by notification in writing (or in person, if he attends the meeting) given to Howard C. Wadsworth, Vice President, Treasurer and Secretary of Kaneb, 2435 North Central Expressway, Richardson, Texas 75080, or by proper execution of a proxy bearing a later date. A proxy in the accompanying form, when properly executed and returned, will be voted in accordance with the instructions contained therein. A proxy received by management which does not withhold authority to vote or on which no specification has been indicated will be voted in favor of the proposals set forth in the proxy.

         Kaneb's principal executive offices are located at 2435 North Central Expressway, Richardson, Texas 75080, and its telephone number is (972) 699-4000.

         The cost of preparing and mailing the proxy, Notice and Proxy Statement will be paid by the Company. In addition to mailing copies of this material to all stockholders of Kaneb, the Company has retained D.F. King & Co. to request banks and brokers to forward copies of such material to persons for whom they hold Kaneb stock and to request authority for execution of the proxies. The Company will pay D.F. King & Co. a fee of $4,500, excluding expenses, and will reimburse banks and brokers for their reasonable, out-of-pocket expenses incurred in connection with the distribution of proxy materials.

         At the date of this Proxy Statement, the management of Kaneb does not know of any business to be presented by it at the meeting, other than as set forth in the Notice accompanying this Proxy Statement. If any other business should properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such business in accordance with the judgment of the persons named in the proxy.

             COMMON STOCK OUTSTANDING AND PRINCIPAL HOLDERS THEREOF

         The Board of Directors of Kaneb has fixed the close of business on July 18, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). At that date, there were outstanding shares of Kaneb Common Stock and the holders of record on that date will be entitled to one vote for each share held by them for each proposition to be presented at the meeting.

         As of July 18, 2001, all Directors and executive officers of the Company as a group owned beneficially an aggregate of shares, representing approximately % of the outstanding shares of Kaneb Common Stock. Such ownership amount includes shares which can be acquired by Directors and executive officers of the Company pursuant to the exercise of outstanding stock options within 60 days of July 18, 2001.

         The following table sets forth information with respect to the shares of Kaneb's Common Stock owned of record or beneficially as of July 18, 2001, by all persons other than Directors and executive officers of the Company who own of record or are known by Kaneb to own beneficially more than 5% of such class of securities:

                         Name and Address                   Type of           Number             Percent
                          of Stockholder                   Ownership         of Shares          of Class
                  ---------------------------------        ----------        ---------          --------
                  Franklin Resources, Inc.(1)              Beneficial        2,992,500            9.61%
                  777 Mariners Island Blvd.
                  San Mateo, California 94404

                  Fidelity Management and Beneficial
                   Research Company (2)                    Beneficial        2,318,900            7.45%
                  82 Devonshire Street
                  Boston, Massachusetts  02109

(1) The information included herein was obtained from information contained in Schedule 13G, dated February 2, 2001, filed by the stockholder with the Securities and Exchange Commission ("SEC"), pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2) The information included herein was obtained from information contained in Schedule 13G, dated February 14, 2001, filed by the stockholder with the SEC, pursuant to the Exchange Act.


                              ELECTION OF DIRECTORS

         At the Annual Meeting of Stockholders of the Company, six Directors, constituting the entire Board of Directors of Kaneb (the "Board"), are to be elected by the holders of Common Stock to hold office until the next Annual Meeting of Stockholders and thereafter until their respective successors are elected and qualified. All six nominees proposed by the Board for election by the holders of Common Stock are incumbent Directors. Although the Board does not contemplate that any of the nominees will be unable to serve, if such should occur prior to the meeting, proxies which do not withhold authority to vote for Directors will be voted for a substitute in accordance with the best judgment of the person or persons authorized by such proxies to vote.

         The enclosed form of proxy provides a means for stockholders to vote for all the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Each properly executed proxy received in advance of the commencement of the meeting will be voted as specified therein. If a stockholder does not specify otherwise, the shares represented by their proxy will be voted for the nominees listed therein or as noted above for other nominees selected by the Board. Unless a stockholder who withholds authority votes in person at the meeting or votes by means of another proxy, the withholding of authority will have no effect upon the election of Directors because Kaneb's By-laws provide that Directors are elected by a plurality of the votes cast. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of Directors. However, the shares held by each stockholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

Nominees for Directors

         The following table sets forth: (i) the name and age of each nominee listed in the enclosed form of proxy; (ii) the principal occupation of such nominee; (iii) the year during which such nominee first became a Director of Kaneb; and (iv) the number of shares of Common Stock beneficially owned by such nominee as of July 18, 2001.

                                                                                   Shares of Common       Percent
                                                            Year First           Stock Beneficially       of Out-
                                                             Became a                 Owned at           standing
      Name               Principal Occupation                Director     Age     July 18, 2001(1)        Shares
-------------------      -------------------------------   -------------  ---    -------------------     ---------

John R. Barnes           Chairman of the Board,                1986       56          1,734,337 (7)          5.27%
                         President and Chief Executive
                         Officer of Kaneb

Sangwoo Ahn              General Partner of Morgan             1989       62            241,529             *%
                         Lewis Githens & Ahn, an
                         investment banking firm (2)

Frank M. Burke, Jr.      Chairman and Managing General         1997       61            114,676             *%
                         Partner of Burke, Mayborn
                         Company, Ltd., a private
                         investment company (3)

Charles R. Cox           Industrial Services Consultant        1995       58            148,437             *%
                         (formerly Industrial Group
                         President of Fluor Daniel, Inc.,
                         an international services
                         company) (4)

Hans Kessler             Chairman and Managing Director        1998       51             48,947             *%
                         of KMB Kessler + Partner GmbH,
                         a private management consulting
                         company (5)

James R. Whatley         Investments (6)                       1956       74            153,933             *%

*Less than one percent.

(1) Shares listed include those beneficially owned by the person indicated, his spouse or children living at home, as well as those shares that are subject to options exercisable by such person within 60 days of July 18, 2001.

(2) Mr. Ahn has been a general partner of Morgan Lewis Githens & Ahn, an investment banking firm, since 1982 and currently serves as a Director of PAR Technology Corporation and Quaker Fabric Corporation.

(3) Mr. Burke has held the described position for more than the past five years and currently serves as a Director of Avidyn, Inc. and Arch Coal, Inc.

(4) Mr. Cox has been a private business consultant since retiring in January 1998 from Fluor Daniel, Inc., an international services company, where he served in senior executive level positions during a 27 year career with that organization.

(5) Mr. Kessler has served as Chairman and Managing Director of KMB Kessler + Partner GmbH since 1992. He was previously a Managing Director and Vice President of a European Division of Tyco International Ltd.

(6) Mr. Whatley served as Chairman of the Board of Directors of Kaneb from February 1981 until April 1989.

(7)      Includes  450,893  shares  with  sole  voting  and  investment   power,
         1,220,668 shares with shared voting and investment power and 62,776 shares with sole investment power.

Meetings and Committees of the Board of Directors

         During 2000, the Board held six meetings and each incumbent Director attended at least 83% of such meetings and of meetings held by all committees of the Board on which he served during his term.

         The Board has an Audit Committee which is currently comprised of Sangwoo Ahn, Frank M. Burke, Jr. and James R. Whatley. The functions of the Audit Committee, which held three meetings during 2000, include the planning of, and fee estimate approval for, the annual audit of Kaneb's consolidated financial statements, the review of the results of the examination by Kaneb's independent accountants of Kaneb's consolidated financial statements, and the approval of any non-audit services performed by Kaneb's independent accountants, if any, and consideration of the effect of such non-audit services on the auditors' independence. The Audit Committee operates under a written charter adopted by the Board of Directors of Kaneb, a copy of which is attached as Appendix A to this proxy statement.

         The Board also has a Compensation Committee comprised of James R. Whatley, Charles R. Cox and Hans Kessler. The function of the Compensation Committee, which held two meetings during 2000, is to establish and review the compensation programs for the executive officers of Kaneb and its subsidiaries and to formulate, recommend and implement incentive, stock option or other bonus plans or programs for the officers and key employees of Kaneb and its subsidiaries.

         The Board also has a Nominating Committee comprised of Messrs. Ahn, Burke, Cox, Kessler and Whatley, who constitute all of the non-employee Directors. The Nominating Committee held one meeting during 2000. The Nominating Committee considers and recommends future nominees to the Board and considers nominees recommended by stockholders of the Company. Recommendations for nominees for election in 2002 must be submitted in writing by March 24, 2002 to Howard C. Wadsworth, Vice President, Treasurer and Secretary of Kaneb, 2435 North Central Expressway, Richardson, Texas 75080. The submitted recommendations must be accompanied by a statement of qualifications of the recommended nominee and a letter from the nominee affirming that they will agree to serve as a Director of Kaneb if elected by the stockholders.

Executive Officers

         The following table sets forth the names, ages, positions with Kaneb and ownership of Kaneb's Common Stock for the executive officers of Kaneb and key executive officers of its subsidiaries.

                                                                                  Shares of Common        Percent
                                                             Years of            Stock Beneficially       of Out-
                                                            Service in                Owned at           standing
      Name                         Office                     Office      Age     July 18, 2001(1)        Shares
-------------------      --------------------------         -----------   ---    -------------------     ---------

John R. Barnes            Chairman of the Board,                14        56          1,734,337(5)           5.27%
                          President and Chief
                          Executive Officer

Arthur Chavoya            Chief Executive Officer                -        54             50,000             *%
                          Xtria LLC (2)

Joseph P. Lahey           President                              5        53            191,480             *%
                          Furmanite Worldwide, Inc.

Howard C. Wadsworth       Vice President, Treasurer             10        56            133,042             *%
                          and Secretary

William H. Kettler, Jr.   Vice President (3)                     4        48             60,224             *%

Michael R. Bakke          Controller (4)                         3        42             15,207             *%


*Less than one percent.

(1) Shares listed include those beneficially owned by the person indicated or his spouse or children living at home, as well as those shares that are subject to options exercisable by such person within 60 days of July 18, 2001.

(2) Mr. Chavoya was elected Chief Executive Officer of the Company's Xtria information technology subsidiary on April 1, 2001, prior to which time he founded the Chavoya Group, an independent consulting firm since 1999. From 1998 to 1999, and 1996 to 1998, respectively, Mr. Chavoya was a Venture Partner and interim Chief Executive Officer with Insight Capital Partners of New York, New York, and President and Chief Executive Officer of ATC Communications of Dallas, Texas. From 1986 to 1996, Mr. Chavoya held senior management positions with Electronic Data Systems (EDS), including Chief Executive Officer of one its technology services business units from 1994 to 1996.

(3) Mr. Kettler was elected Vice President in April 1997, prior to which he served as Director of Human Resources for Kaneb from 1989.

(4) Mr. Bakke joined the Company in January 1998 and was elected Controller in February 1998. From 1995 to 1997, Mr. Bakke served as Director of Finance and Planning for Enserch Exploration, Inc.

(5)      Includes  450,893  shares  with  sole  voting  and  investment   power,
         1,220,668 shares with shared voting and investment power and 62,776 shares with sole investment power.

             AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
                OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY


         The Board of Directors of the Company unanimously recommends an amendment to the restated certificate of incorporation of the Company to change the name of the Company from "Kaneb Services, Inc." to "Xanser Corporation." The name "Kaneb Services, Inc." has traditionally been identified with the Company's pipeline terminaling and product marketing businesses, and the Company distributed these businesses to its stockholders on June 29, 2001. The name change to Xanser Corporation better reflects the Company's existing technical services businesses and information technology services businesses.

         The change in the Company's name will not affect the rights of any stockholder or the validity or transferability of stock certificates currently outstanding. Stockholders will not be required to surrender or exchange any of the stock certificates of the Company that they currently hold. The Company has changed its trading symbol to "XNR" in anticipation of its name change.

         In accordance with the Delaware General Corporation Law and the Company's restated certificate of incorporation, approval of the amendment to the restated certificate of incorporation to change the name of the Company requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on this proposal. If approved, the Company will amend its restated certificate of incorporation as provided above, which amendment will be effective upon filing with the Delaware Secretary of State. In accordance with Delaware General Corporation Law, a broker non-vote count as a vote against the proposal.

         After careful consideration, the Board of Directors of the Company unanimously has determined that the change of its name is in the best interests of the Company and its stockholders and recommends that you vote for the proposal to amend its restated certificate of incorporation to change the Company's name to Xanser Corporation.


              AMENDMENT AND RESTATEMENT OF THE KANEB SERVICES, INC.
                            1994 STOCK INCENTIVE PLAN

         On March 24, 1994, the Board of Directors of the Company approved, subject to approval of the stockholders, the Kaneb Services, Inc. 1994 Stock Incentive Plan (the "1994 Plan"). The 1994 Plan was approved at the 1994 Annual Meeting of the Company's stockholders authorizing 1,600,000 shares of the Company's Common Stock, no par value, for use by the 1994 Plan. During the succeeding seven years, these shares were fully utilized in the course of successfully expanding the Company.

         In order to continue its ability to recruit and retain senior executive talent and closely connect the interest of management with shareholder value, on April 14, 2001, the Board of Directors of the Company approved, subject to shareholder approval, the amendment and restatement of the 1994 Plan (the "Amended 1994 Plan"), increasing the number of shares of the Company's Common Stock, no par value, authorized under the 1994 Plan by 2,000,000. In addition, the Amended 1994 Plan makes non-employee directors of the Company eligible to receive Awards. Other than the foregoing, the Amended 1994 Plan is substantially similar to the 1994 Plan. The following is a summary of the Amended 1994 Plan, a copy of which is hereby incorporated by reference and attached as Appendix B to this Proxy Statement. This summary is not a complete statement of the Amended 1994 Plan and is qualified in its entirety by reference to the full text of the Amended 1994 Plan.

         Approval of the Amended 1994 Plan requires the affirmative vote of a majority of the votes cast on the proposal at the annual meeting. In accordance with Delaware General Corporation Law, a broker non-vote will have no effect on the vote on the proposal.


Purpose and Administration of the Amended 1994 Plan

         The Amended 1994 Plan is administered by the Compensation Committee of the Company (the "Committee"). The Amended 1994 Plan is intended to advance the Company's best interests by providing those persons, including employees and directors, who have substantial responsibility for the management and growth of the Company, with additional incentive by increasing their proprietary interest in the Company's success, and thereby encouraging them to remain in its employ.

         The Committee may from time to time grant stock options, including incentive stock options intended to meet the requirements of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options that are not intended to be incentive stock options, and restricted stock awards to individuals eligible to receive them. Incentive stock options, nonqualified stock options, and restricted stock awards granted under the Amended 1994 Plan are collectively referred to in this summary as "Awards".

Eligibility and Participation

         The individuals eligible to receive incentive stock options shall be the key employees of the Company, as determined by the Committee from time to time. The individuals eligible to receive Awards other than incentive stock options are those persons, including employees and directors, who have substantial responsibility for the management and growth of the Company, as determined by the Committee. As of the date of this Proxy Statement, John R. Barnes, Arthur Chavoya, Joseph P. Lahey, Howard C. Wadsworth, Michael R. Bakke and all of the non-employee directors of the Company are eligible to receive Awards under the Amended 1994 Plan.

         Further, shares of Common Stock may be issued under the Amended 1994 Plan to participants and former participants in certain deferred compensation plans that are presently maintained by the Company or may be adopted by the Company in the future in satisfaction of its obligations under those plans.

Shares Subject to the Amended 1994 Plan

         Prior to the amendment, there were 1,600,000 shares of Common Stock subject to the 1994 Plan. The amendment authorizes an additional 2,000,000 shares subject to the Amended 1994 Plan. Such shares may be treasury shares or authorized but unissued shares. If any outstanding Award expires or terminates, the shares of Common Stock relating to the unexercised portion of the Award may again be available for purposes of Awards under the Amended 1994 Plan. The maximum number of shares of Common Stock that may be awarded to any employee pursuant to a restricted stock award under the Amended 1994 Plan is 750,000. The maximum number of shares of Common Stock subject to options that may be awarded to any employee under the Amended 1994 Plan during any calendar year is 750,000.

Issuance of Options and Restricted Stock Awards

Option Price

         The exercise price shall not be less than the fair market value of the shares of Common Stock on the date the option is granted. In the case of any ten percent stockholder, the exercise price under an incentive stock option shall not be less than 110 percent of the fair market value of the Common Stock on the date the incentive stock option is granted.

Duration of Options

         Unless the option agreement specifies a shorter term, an option expires on the tenth anniversary of the date the option is granted. Unless the option agreement specifies a shorter term, in the case of an incentive stock option granted to a ten-percent stockholder, the option expires on the fifth anniversary of the date the option is granted. Unless the option agreement specifies otherwise, an option shall not continue to vest after the termination of the option holder's employment or affiliation relationship with the Company.

         Except as otherwise provided in an option agreement, (1) an option that has been granted to a person other than a non-employee director and that has been in effect for at least two years terminates on the earlier of the date of the expiration of the general term of the option or 90 days after the date of the termination of the option holder's employment with the Company and all its affiliates for any reason other than death, disability or retirement, and (2) an option that has been granted to a person other than a non-employee director and that has been in effect for less than two years shall terminate on the earlier of the date of the expiration of the general term of the option or 30 days after the date of the termination of the option holder's employment with the Company and all its affiliates for any reason other than death, disability or retirement.

         Except as otherwise provided in an option agreement, an option that has been granted to a non-employee director terminates on the earlier of the date of the expiration of the general term of the option or 90 days after the non-employee director ceases being a director of the Company for any reason other than death or disability.

         Unless the option agreement specifies otherwise, if the employment or affiliation relationship between the Company and an option holder terminates due to death before the date of expiration of the general term of the option, the option will terminate on the earlier of the date of expiration of the general term of the option or 180 days after the option holder's death.

         With respect to an option granted to a person other than a non-employee director, unless the option agreement specifies otherwise, if the employment relationship between the Company and the option holder terminates due to disability before the date of the expiration of the general term of the option, the option shall terminate on the earlier of the expiration of the general term of the option or 90 days after the termination of the option holder's employment due to disability.

         If a non-employee director's affiliation relationship with the Company is terminated as a result of disability, an option may be exercised for a period of 180 days after the non-employee director ceases being a director of the Company or until the expiration of the option period, if sooner, to the extent the option could have been exercised by the option holder on the date the individual ceased being a director of the Company.

         Unless the option agreement specifies otherwise, if the option holder is an employee of the Company and the employee retires, the option shall terminate on the earlier of the expiration of the general term of the option or one day less than three months after the date of the option holder's retirement.

Exercise of Options

         An option may be exercised at the time, in the manner, and subject to the conditions the Committee specifies in the option agreement in its sole discretion. If specified in the option agreement, an option will be exercisable in full upon the occurrence of a change in control as defined in the Amended 1994 Plan. No option holder will have any rights as a stockholder with respect to Common Stock covered by the option until the date a certificate is issued for the Common Stock.

Restricted Stock Awards

         Restricted stock awards under the Amended 1994 Plan give the recipient shares of Common Stock, subject to vesting requirements and other transferability restrictions that the Committee determines in its sole discretion. Recipients of restricted stock awards under the Amended 1994 Plan will be the record owner of the shares of Common Stock on the date of grant, but may forfeit their ownership of those shares if they terminate their employment or affiliation relationship with the Company before vesting requirements are met.


Non-Transferability

         Unless the option agreement specifies otherwise, awards will generally not be transferable by the holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the holder's lifetime, only by the holder.

Federal Income Tax Consequences

Incentive Stock Options

         Except for the possible application of alternative minimum taxes, the federal income tax consequences associated with the exercise of an incentive stock option and the sale of shares of Common Stock acquired upon the exercise of the option are the same as if shares of Common Stock of any unrelated corporation were bought and sold by an investor. However, the Common Stock acquired upon exercise of an incentive stock option must be held for certain periods discussed below. Incentive stock options must be exercised within certain time periods discussed below to qualify for this favorable tax treatment.

         The grant of an incentive stock option under the Amended 1994 Plan does not result in any federal income tax consequences. Unless subject to alternative minimum taxes in the year an incentive stock option is exercised, the option holder's exercise does not result in any income tax consequences so long as the incentive stock option is exercised (1) during the option holder's employment with the Company, (2) within one day less than three months after the termination of the option holder's employment with the Company, or (3) within the special exercise period that would apply in the event of death or disability.

         The difference between the fair market value, on the date of exercise, of the Common Stock purchased under an incentive stock option and the price paid to buy the Common Stock generally must be included in the option holder's alternative minimum taxable income.

         If shares of Common Stock acquired pursuant to the exercise of an incentive stock option are sold after the expiration of both (1) two years from the date of grant of the incentive stock option and (2) one year after the transfer of the shares to the option holder (the "Waiting Period"), the option holder will generally recognize long-term capital gain or loss on the sale.

         If incentive stock option shares are disposed of prior to the expiration of the Waiting Period (an "Early Disposition") the option holder will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of (1) the lesser of (a) the fair market value of the shares as of the date of exercise or (b) the amount realized on the sale, over (2) the option price. Any additional amount realized on an Early Disposition should be treated as capital gain, short or long term, depending on the holding period for the shares of Common Stock. If the shares of Common Stock are sold for less than the option price, the option holder will not recognize any ordinary income but will recognize a capital loss, short or long term, depending on the holding period.

         The Company will not be entitled to a deduction as a result of the grant of an incentive stock option, the exercise of an incentive stock option or the sale of incentive stock option shares after the Waiting Period. If incentive stock option shares are disposed of in an Early Disposition, the Company will be entitled to deduct the amount of ordinary income recognized by the option holder.


Nonqualified Stock Options

         The grant of nonqualified stock options under the Amended 1994 Plan will not result in the recognition of any taxable income by the option holder. The option holder will generally recognize ordinary income on the date of exercise of the nonqualified stock option equal to the difference between (1) the fair market value on the date of exercise and (2) the exercise price. The tax basis of these shares of Common Stock for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the nonqualified stock option. The income reportable on exercise of the nonqualified stock option is subject to federal tax withholding. The Company will generally be entitled to a deduction in the amount reportable as income by the option holder on the exercise of a nonqualified stock option.


Restricted Stock Awards

         A recipient of restricted stock under the Amended 1994 Plan will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. Upon expiration of the forfeiture restrictions, the recipient will realize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares, and the Company will be entitled to a corresponding deduction. Dividends paid during the period that the forfeiture restrictions apply will also be treated as compensation income to the recipient and deductible as such by the Company.

         A recipient of restricted stock may elect, with the Company's approval, to be taxed at the time of grant of the restricted stock based on the fair market value of the shares on the date of the grant. If this election is made,
(1) the Company will be entitled to a deduction at the time of grant of the restricted stock based on the fair market value of the shares on the date of the grant, (2) dividends paid during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company, and (3) there will be no further federal income tax consequences when the forfeiture restrictions lapse.

Compensation Deduction Limitation

         Under 162(m) of the Code, the Company's federal income tax deduction for certain compensation paid to designated executives is limited to $1 million per year. These executives include the Company's Chief Executive Officer and the Company's next four highest compensated officers. Section 162(m) of the Code provides an exception to this deduction for certain "performance based" compensation approved by a committee consisting solely of at least two "outside directors". The Amended 1994 Plan is generally designed to satisfy the requirements of section 162(m) of the Code with respect to stock options granted under the Amended 1994 Plan.

         After careful consideration, the Board of Directors of the Company unanimously has determined that the Amended 1994 Plan is in the best interests of the Company and its stockholders and recommends that you vote for the proposal to approve the Amended Plan.

                             EXECUTIVE COMPENSATION

Executive Officers

     The following table sets forth information concerning the annual and long-term compensation for services to the Company in all capacities paid for the fiscal years ended December 31, 2000, 1999 and 1998 to the Chief Executive Officer and the four other most highly compensated key policy making executive officers of Kaneb and its subsidiaries (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                      Long-Term Compensation
                                                      --------------------------------------------------
                                                                     DSUs Options
                                                                      Related to      Related to       Other
    Name and                              Annual Compensation(2)       Deferred        Deferred        Stock       All Other
Principal Position       Year             Salary         Bonus       Compensation    Compensation     Options    Compensation(3)
--------------------  -----------       ----------     ---------     ------------    ------------    ---------   ---------------
John R. Barnes          2000              451,054         -0-            6,358            -0-           -0-           8,908
Chairman of the Board,  1999              433,721         -0-            6,853            -0-           -0-           8,554
President and Chief     1998              416,708         -0-          136,837          197,053         -0-           8,488
Executive Officer

Arthur Chavoya          2000               (1)
Chief Executive Officer
Xtria LLC

Joseph P. Lahey         2000              225,375         -0-              227            -0-           -0-           3,538
President               1999              225,000         -0-              297            -0-           -0-           3,413
Furmanite Worldwide Inc 1998              216,758         -0-           20,663           30,752         -0-           3,488

Howard C. Wadsworth     2000              203,708         -0-              749            -0-          25,000         8,908
Vice President,         1999              195,333         -0-              879            -0-           -0-           8,554
Treasurer and Secretary 1998              187,525         -0-            6,506            8,867         -0-           8,488

Michael R. Bakke        2000              146,446         -0-            -0-              -0-           -0-           3,599
Controller              1999              140,738         -0-            -0-              -0-           -0-           3,620
                        1998              116,593(4)      -0-            3,789            5,684        15,000            61

(1) Mr. Chavoya was elected Chief Executive Officer of the Company's Xtria information technology subsidiary effective April 1, 2001 at an annual base salary of $300,000 and received a stock option grant applicable to 300,000 shares of the Company's common stock effective July 6, 2001.

(2) Amounts for 2000, 1999 and 1998, respectively, include compensation voluntarily deferred for the purchase of Deferred Stock Units ("DSUs") pursuant to Kaneb's Deferred Stock Unit Plan (the "DSU Plan") by Mr. Barnes ($208,000, $208,000 and $175,905); Mr. Lahey ($32,460, $32,460
         and $30,923); Mr. Wadsworth ($9,360, $9,360 and $14,760) and, Mr. Bakke
         ($6,000, $6,000 and $2,250) and/or for the purchase of DSUs pursuant to Kaneb's Supplemental Deferred Compensation Plan (the "SDC Plan") by Mr. Barnes ($16,818, $16,380 and $14,960) and Mr. Wadsworth ($1,980, $2,100
         and $1,632). See "Description of Other Programs."

(3) Includes the amount of the Company's contribution to the Savings Investment Plan (the "401(k) Plan") and the imputed value of Company-paid group term life insurance exceeding $50,000. For 2000, the amounts were on behalf of Mr. Barnes ($8,650 and $258); on behalf of Mr. Lahey ($3,400 and $138); on behalf of Mr. Wadsworth ($8,650 and $258); and, on behalf of Mr. Bakke ($3,539 and $60).

(4) Represents salary earned by Mr. Bakke from the date he joined Kaneb (January 28, 1998) through December 31, 1998.


                  Options/SAR's Granted During Last Fiscal Year

         The following table includes the details of stock options granted to the Named Executive Officers during 2000. All stock options were priced at 100% of the closing price of Kaneb's Common Stock on the date of grant. For illustrative purposes only, the Black-Scholes option pricing model has been used to estimate the value of stock options issued by Kaneb. The assumptions used in the calculations under such model include stock price variance or volatility based on weekly average variances of the stock for the five-year period preceding issuance, a risk-free rate of return based on the 30-year U.S. Treasury bill rate for the five-year expected life of the options, and exercise of the options at the end of their expected life. The actual option value realized, if such option is exercised, will be based upon the excess of the market price of Kaneb's Common Stock over the exercise price of the option on the date of exercise. There is no relationship between the actual option value upon exercise and the illustration below.

                                                   % of Total                                        Computed Value
                                 Number of           Granted                                           Using Black
                               Options/SAR's      To Employees    Exercise Price      Expiration     Scholes Option
       Name                       Granted          During Year       ($/Share)           Date         Pricing Model
---------------------          -------------      ------------    --------------      -----------    ---------------
Howard C. Wadsworth                25,000             15.8%          $6.00             12/27/10          $39,000



               Aggregated Option/SAR Exercises in Last Fiscal Year
                        And Fiscal Year End Option Values

                                  Number of Unexercised            Value of Unexercised
                                      Options Held                 In-the-Money Options
                                  at Fiscal Year End                at Fiscal Year End
                            ------------------------------   ------------------------------
        Name                Exercisable      Unexercisable   Exercisable      Unexercisable
-------------------------   -----------      -------------   -----------      -------------
John R. Barnes                 75,950            235,029     $   237,344      $     340,360

Howard C. Wadsworth            91,035             51,231         320,830             55,888

Joseph P. Lahey               129,545             48,025         350,453             89,824

Michael R. Bakke                6,000             14,684           1,875              9,207


Description of Other Programs


Deferred Stock Unit Plan

         In 1996, Kaneb established its DSU Plan to allow executive officers and other key employees to participate in Kaneb's growth at greater levels than those afforded solely by the traditional method of awarding stock option grants previously utilized by the Company. Under the DSU Plan, as modified in 1998, the Named Executive Officers and other key employees of Kaneb have been given the opportunity, from time to time, to defer a portion of their compensation toward the purchase of DSUs, which are purchased at a value equal to the closing price of Kaneb's Common Stock on the day by which the employee must elect to participate in the Plan (the "Election Date"). During a vesting period of one to three years after the Election Date (which typically coincides with a participant's deferral period), a participant's DSUs vest only in an amount equal to the lesser of the compensation deferred to date or the current market value of the pro-rata portion of DSUs acquired. DSUs may only be distributed through the issuance of a like number of shares of Kaneb's Common Stock on a pre-selected date occurring after the end of the vesting period, but no later than ten years after the Election Date. Each participant in the DSU Plan is awarded, under the Company's 1994 Stock Incentive Plan (the "1994 SIP"), an option to purchase a number of shares of Kaneb's Common Stock equal to one half, one, or one and one-half times the number of DSUs that they agree to purchase, depending upon the length of such participant's deferral period. Stock options issued with respect to the DSU Plan are priced at 100% of the closing price on the date of grant and become fully exercisable over a period of one to five years as determined by the Compensation Committee.


Supplemental Deferred Compensation Plan

         The Supplemental Deferred Compensation Plan (the "SDC Plan") was established to allow executive officers and key employees of Kaneb to defer a portion of their salary that, because of statutory limitations, could not otherwise be set aside for retirement purposes in the Company's 401(k) Plan. The non-qualified SDC Plan permits a participant to defer a portion of their total base salary that is in excess of the amounts elected by the participant to be deferred under Kaneb's 401(k) Plan, but no greater than approximately 6% of their total base salary when such person's SDC Plan deferral is combined with their 401(k) Plan deferral plus the amount by which their 401(k) Plan deferral was reduced due to participation in the DSU Plan. The Company credits contributions to the SDC Plan under the same formula as those contributions made to the 401(k) Plan. However, such contributions and participant deferrals are made to the SDC Plan in the form of DSUs, equivalent in value to 100% of the price of Kaneb's Common Stock at the time of the participant's deferral of salary to the SDC Plan. All amounts deferred under the SDC Plan are memorandum bookkeeping accounts, and such accounts do not bear interest. Vesting in the SDC Plan accounts occurs ratably over the first five years of the participant's employment, in the same manner as the 401(k) Plan. SDC Plan accounts are not distributed until the earlier of a date predetermined by the participant, at the time of a "change of control" of the Company, or a qualifying event substantially similar to qualifying distribution events established under the 401(k) Plan. Distributions from the SDC Plan will be made in the form of shares of the Company's Common Stock. The value of an account at the time of distribution will be equal to the value of the participant's vested DSUs, which are equivalent in value to shares of Kaneb's Common Stock at that time.


Board Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Board of Directors (the "Committee") is responsible for recommending the types and levels of compensation for executive officers of Kaneb. The Committee is comprised of three independent, non-employee Directors, though Mr. Whatley served as an officer of Kaneb prior to 1987. Following thorough review and approval by the Committee, decisions relating to executive compensation are reported to and approved by the full Board of Directors. The Committee has directed the preparation of this report and has approved its contents and its submission to the stockholders. As provided by the rules of the SEC, this report is not deemed to be filed with the SEC nor incorporated by reference into any prior or future fillings under the Securities Act of 1933, as amended, or the Exchange Act.

         In the Committee's opinion, levels of executive compensation should generally be based upon the performance of the Company, the contributions of individual officers to such performance and the comparability to persons with similar responsibilities in business enterprises similar in size or nature to Kaneb. The Committee believes that compensation plans should align executive compensation with returns to stockholders, giving due consideration to the achievement of both long-term and short-term objectives. The Committee believes that such compensation policies and practices have allowed Kaneb to attract, retain and motivate its key executives.

         The compensation of Kaneb's executive officers consists primarily of base salaries and the opportunity to participate in certain incentive arrangements, including, among other programs, the 1994 Plan, the granting of contractual non-qualified stock options, the Company's DSU Plan and the Company's SDC Plan. Certain executive officers have also previously participated in the Company's 1984 Stock Option Plan (the "1984 Option Plan"), which expired in March 1994. The value of these plan benefits directly relates to the future performance of Kaneb's Common Stock. The Committee continues to believe that the utilization of incentive programs that are linked to the performance of Kaneb's Common Stock closely aligns the interests of the executive with those of Kaneb's stockholders. Consistent with all other full-time Company employees, the Named Executive Officers are also eligible to participate in Kaneb's 401(k) Plan. The Committee believes that this plan encourages longer-term employment through gradual service-based vesting of Company contributions. As with other plans offered to Kaneb employees, the 401(k) Plan provides an incentive to Kaneb employees, including the Named Executive Officers, who elect to tie their own financial interests, in part, to those of Kaneb's stockholders by offering employer-matching contributions that are invested in Kaneb's Common Stock.

         The base salaries of Kaneb's executive officers, including the Chief Executive Officer, are based upon a subjective assessment of each individual's performance, experience and other factors which are believed to be relevant in comparison with compensation data contained in published and recognized surveys. In December 2000, Messrs. Barnes, Lahey, Wadsworth and Bakke received base salary increases of approximately 4%. Upon commencement of employment on April 1, 2001, Mr. Chavoya's initial annualized base salary was established at $300,000. The Committee believes that these salary levels are appropriate to insure that Kaneb's executive officer compensation remains close to the median level of most of the comparative compensation data. In addition to the foregoing, Mr. Chavoya received a stock option grant applicable to 300,000 shares of the Company's common stock in conjunction with his initial employment. The committee believes that this grant is the appropriate incentive to continue the rapid growth of the Company's information technology revenues and earnings as well as providing the long term compensation objective described below. Messrs. Wadsworth and Bakke are eligible to receive discretionary incentive bonuses, based upon Kaneb's overall financial achievement and a subjective review of their respective contributions to such achievement. These incentive arrangements have been extended to such executive officers for 2001. The Committee believes that an improvement in earnings from the prior year and a comparison of actual performance versus budget are appropriate standards for measuring performance and directly link the individual participant's total potential remuneration with the accomplishment of established growth targets.

         Eligibility for participation in the various Company plans and the awards granted under 1994 Plan were determined after the Committee had thoroughly reviewed and taken into consideration the respective relative accountability, anticipated performance requirements and contributions to the Company by the prospective participants, including the Named Executive Officers. All outstanding stock options that have been granted pursuant to these plans and programs were granted at prices not less than 100% of the fair market value of the Company's Common Stock on the dates such options were granted. The Committee believes that stock options, deferred stock units and stock grants are a desirable form of long-term compensation that allow the Company to recruit and retain senior executive talent and closely connect the interests of management with stockholder value.

                                                 Compensation Committee

                                                 James R. Whatley, Chairman
                                                 Charles R. Cox
                                                 Hans Kessler


Report of the Audit Committee of the Board of Directors

         The Audit Committee of the Board of Directors of Kaneb serves as the representative of the Board for general oversight of Kaneb's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and Kaneb's Standards of Business Conduct. Kaneb's management has primary responsibility for preparing Kaneb's financial statements and Kaneb's financial reporting process. Kaneb's independent accountants, KPMG LLP, are responsible for expressing an opinion on the conformity of Kaneb's audited financial statements to generally accepted accounting principles.

         In this context, the Audit Committee hereby reports as follows:

         1. The Audit Committee has reviewed and discussed the audited financial statements with Kaneb's management.

         2.       The  Audit   Committee  has  discussed  with  the  independent
                  accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

         3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

         4.       Based on the review and  discussion  referred to in paragraphs
                  (1) through (3) above, the Audit Committee recommended to the Board of Directors of Kaneb, and the Board has approved, that the audited financial statements be included in Kaneb's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

         Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange.


                                                 Audit Committee

                                                 Sangwoo Ahn, Chairman
                                                 Frank M. Burke
                                                 James R. Whatley


Termination Agreements

         In order to attract and retain qualified employees, Kaneb has periodically entered into termination agreements with key employees of Kaneb and its subsidiaries which provide that the Company will pay certain amounts into an escrow account if a third party takes certain steps which could result in a change-of-control. Under the agreements, a "change-of-control" occurs if, under certain specified circumstances: (i) a third party becomes the beneficial owner of 20% of Kaneb's outstanding Common Stock, or (ii) the incumbent Directors do not constitute a majority of the Board of Directors of the Company; or, (iii) a majority of the fair market value of the assets of the Company is distributed to its stockholders. If a change-of-control occurs and, among other things, the employment of the employee terminates, voluntarily or involuntarily, for any reason, the escrowed sum will be paid to the employee. Messrs. Barnes, Chavoya, Lahey and Wadsworth have termination agreements which provide that, in the event that their employment is terminated as a consequence of a change-of-control, the Company will pay each individual an amount equal to 299% of their average annual base salary for the five years prior to the change-of-control. Additionally, Mr. Bakke and one other employee each have similar agreements pursuant to which they would be paid 100% of their respective annual salaries prior to the change-of-control. If such a change-of-control of the Company were to occur at July 18, 2001, an aggregate of $ would be payable to these individuals.


Directors' Fees

         In 2000, each non-employee member of the Kaneb Board of Directors was paid an annual retainer of $20,000. Each non-employee Board member was also eligible to participate in programs comparable to the Company's DSU Plan, such as the Company's Non-Employee Directors Deferred Stock Unit Plan (the "Directors DSU Plan").

         During 2000, each incumbent non-employee Director holding office at that time was issued, under the Company's 1996 Directors Stock Incentive Plan (the "1996 Directors SIP"), an option to purchase up to 10,000 shares of the Company's Common Stock at a price of $4.8125, which was 100% of the closing price of the Company's Common Stock on September 13, 2000.

         As of July 18, 2001, incumbent non-employee Directors had been granted, under the 1996 Directors' SIP and pursuant to individual agreements, non-qualified options to purchase a cumulative total of 429,178 shares of Common Stock at an average price of $1.26 per share, as adjusted on July 2, 2001, pursuant to the Kaneb Services LLC distribution and representing 100% of the fair market value of the Common Stock on the respective dates of grant. A total of 52,441 DSUs have been purchased under the Directors DSU Plan at an average price of $4.58 per DSU. If adjusted for the Kaneb Services LLC distribution, the average price per DSU would be $1.51. Except as stated above, all of such stock options vest immediately and expire at the earlier of ten years from the date of grant or within three months after such person ceases to be a Director of the Company.


Compensation Committee Interlocks and Insider Participation

         Mr. Whatley was an executive officer of the Company prior to 1987 and was a "non-employee" Chairman of the Board until 1989.

                                PERFORMANCE GRAPH

         The following graph compares, for the period January 1, 1996 to December 31, 2000, the cumulative total stockholder return on the Common Stock of Kaneb with the New York Stock Exchange ("NYSE") Market Index and an industry-based index prepared by Media General Financial Services, Inc. The industry-based index is comprised of companies that share the same Standard Industrial Classification ("SIC") code as Kaneb, which consists of companies that offer a diverse array of services. The graph assumes an initial investment of $100 and the reinvestment of all dividends.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    12/31/95     12/31/96     12/31/97     12/31/98     12/31/99     12/31/00
KANEB SERVICES, INC.                 $100         $144.44      $230.56       $177.78      $194.44      $261.11
ENGINEERING SERVICES                 $100         $117.96      $142.71       $134.14      $148.38      $261.49
NYSE MARKET INDEX                    $100         $120.46      $158.48       $188.58      $206.49      $211.42




Market Price of Common Shares

         The closing price of Kaneb's Common Stock on the NYSE on July 18, 2001 was $ per share.


        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE STATEMENT

         Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, among others, to file reports of ownership and changes of ownership in the Company's equity securities with the SEC and the NYSE. Such persons are also required by related regulations to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by it, the Company believes that, since January 1, 2000, its officers and directors have complied with all applicable filing requirements with respect to the Company's equity securities.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS



                         INDEPENDENT PUBLIC ACCOUNTANTS

         KPMG LLP, the Company's independent auditors for the calendar year 2000 has advised the Company that it will have in attendance at the Annual Meeting of Stockholders a representative who will respond to appropriate questions presented at such meeting regarding the Company's financial results and condition at the close of its most recent fiscal year. Representatives of the firm will be afforded an opportunity to make statements if they wish to do so.

         During 2000, KPMG LLP charged fees for services rendered to the Company as follows:

                      SERVICES                                                   FEES
--------------------------------------------                                -------------

         Audit                                                                 $383,300
         Financial information systems
             design and implementation                                            -0-
         All other (including tax services)                                     $13,500

         The Audit Committee of the Board of Directors of the Company considered whether the provision of services other than audit services for 2000 were compatible with maintaining the principal accountants' independence. The Audit Committee of the Board of Directors of the Company has not yet met to select the principal accountants to audit the accounts of the Company for the calendar year ending December 31, 2001.

                                  OTHER MATTERS


         In November 2000, Kaneb authorized the exchange, in a non-cash transaction, of all of the issued and outstanding shares of its Adjustable Rate Cumulative Class A Preferred Stock, Series F held by an entity for the benefit of Mr. Barnes' family, for 1,351,351 shares of Kaneb Common Stock. The exchange occurred June 12, 2001.

         At the date of this Proxy Statement, the management of Kaneb does not know of any business to be presented by it at the meeting, other than as set forth in the Notice accompanying this Proxy Statement. If any other matters properly come before the meeting, persons named in the accompanying form of proxy intend to vote their proxies in accordance with their best judgment on such matters. A copy of Kaneb's 2000 Annual Report is being mailed, concurrently with the mailing of this Proxy Statement, to stockholders who have not previously received a copy of the Annual Report.


                        PROPOSALS FOR NEXT ANNUAL MEETING

         Any proposals of holders of Kaneb Common Stock intended to be presented at Kaneb's Annual Meeting of Stockholders to be held in 2002 must be received by the Company, addressed to Howard C. Wadsworth, Vice President, Treasurer and Secretary of Kaneb, 2435 North Central Expressway, Richardson, Texas 75080, no later than March 24, 2002 to be included in the Proxy Statement and form of proxy relating to that meeting. Additionally, proxies for Kaneb's Annual Meeting of Stockholders to be held in the year 2002 may confer discretionary power to vote on any matter that may come before the meeting unless, with respect to a particular matter, (i) the Company received written notice, addressed to Kaneb's Secretary, not later than March 24, 2002, that the matter will be presented at such annual meeting and (ii) the Company fails to include in its proxy statement for the 2002 annual meeting advice on the nature of the matter and how the Company intends to exercise its discretion to vote on the matter.



                                              By Order of the Board of Directors


                                              John R. Barnes
                                              Chairman of the Board, President
                                              and Chief Executive Officer
                                              Dated:   July 18, 2001

                                   APPENDIX A

                              KANEB SERVICES, INC.
                             AUDIT COMMITTEE CHARTER


         It would be equally beneficial to the Audit Committee, the Board of Directors and the shareholders of the corporation for the committee to manifest its position regarding its obligation to the Board of Directors and the manner in which this obligation is to be fulfilled. The Audit Committee, which is composed of outside directors of the Company, has the responsibility to assist the Board of Directors in performing its fiduciary duty to the shareholders, potential shareholders and investment community relating to the accounting, reporting practices and the integrity of the financial reports of the corporation and its subsidiaries. In this respect, it is the responsibility of the committee to provide a medium for an open means of communication between the directors, the independent accountants, the internal auditors, and the financial management of the corporation.

         In performing its duty, the Audit Committee will:

o Recommend to the Board annually, after consultation with the chief executive officer and appropriate financial management, the independent accounting firm or firms to be selected for the examination of the financial statements of the corporation and its subsidiaries, the proposed scope of the audit and the estimated fees to be paid.

o Review with the independent public accountants and the financial management of the corporation the scope of the proposed audit, the emphasis on accounting and financial areas where the committee, the principal financial officers, or the independent public accountants believe special attention should be directed, and recommend such supplemental review or auditing steps as may seem desirable.

o Review the internal audit function of the corporation including the proposed programs for the coming year and the coordination of such programs with the independent public accountants, with primary emphasis on maintaining the most effective coordination between external and internal auditing resources.

o Prior to the release of the annual report to shareholders, review the financial statements, including additional financial disclosures and discussions with the independent accountants and appropriate financial management.

o Review with the independent public accountants the recommendations included in their management letter and their informal observation about the performance, competence and adequacy of financial, accounting and internal audit management and control procedures of the corporation and its subsidiaries, and make recommendations to the Board as seem appropriate.

o Review with the independent public accountants and financial management the disposition of changes in accounting methods and procedures which were recommended during the past year's audits.

o Review with the independent public accountants and financial management of the corporation any proposed change in accounting principles and its potential effect on the financial statements.

o Review with the independent public accountants and financial management as to whether any professional service provided or about to be commenced by the independent public accountants would adversely affect their independence.

o Assure, through discussions with the independent accountants, that no restrictions were placed by management on the scope of the examination.

o Consult with the general counsel, appropriate financial management and independent public accountants regarding the programs being observed by management with respect to compliance with laws relating to the financial reports of the corporation and its subsidiaries, conflicts of interest of directors and officers, and compliance with the provisions of the Foreign Corrupt Practices Act.

o Submit minutes of all meetings of the Audit Committee to the Board of Directors of the corporation once they have been approved.

         In fulfilling its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order that it can best react to changing conditions and environment and to assure the Board of Directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

                                                                      Appendix B






















                              KANEB SERVICES, INC.

                            1994 STOCK INCENTIVE PLAN


                            Amendment and Restatement
                             Effective July 10, 2001

                                Table of Contents



                                                                                                              Page

ARTICLE I             PLAN.......................................................................................1

         1.1      Purpose........................................................................................1
         1.2      Term of Plan...................................................................................1

ARTICLE II            DEFINITIONS................................................................................2

         2.1      Affiliate......................................................................................2
         2.2      Award..........................................................................................2
         2.3      Board..........................................................................................2
         2.4      Change of Control..............................................................................2
         2.5      Code...........................................................................................3
         2.6      Committee......................................................................................3
         2.7      Company........................................................................................3
         2.8      Disability.....................................................................................3
         2.9      Distribution Date..............................................................................4
         2.10     Employee Benefits Agreement....................................................................4
         2.11     Employee.......................................................................................4
         2.12     Exchange Act...................................................................................4
         2.13     Fair Market Value..............................................................................4
         2.14     Holder.........................................................................................4
         2.15     Incentive Option...............................................................................4
         2.16     KSI Deferred Compensation Plans................................................................4
         2.17     Mature Shares..................................................................................4
         2.18     Non-Employee Director..........................................................................4
         2.19     Nonqualified Option............................................................................4
         2.20     Option.........................................................................................4
         2.21     Option Agreement...............................................................................4
         2.22     Plan...........................................................................................5
         2.23     Restricted Stock...............................................................................5
         2.24     Restricted Stock Agreement.....................................................................5
         2.25     Restricted Stock Award.........................................................................5
         2.26     Retirement.....................................................................................5
         2.27     Stock..........................................................................................5
         2.28     Ten Percent Stockholder........................................................................5

ARTICLE III           ELIGIBILITY................................................................................6


ARTICLE IV            GENERAL PROVISIONS RELATING TO AWARDS......................................................7

         4.1      Authority to Grant Awards......................................................................7
         4.2      Dedicated Shares; Maximum Awards...............................................................7
         4.3      Non-Transferability............................................................................7
         4.4      Requirements of Law............................................................................7
         4.5      Changes in the Company's Capital Structure.....................................................8
         4.6      Election Under Section 83(b) of the Code......................................................10

ARTICLE V             OPTIONS...................................................................................11

         5.1      Type of Option................................................................................11
         5.2      Exercise Price................................................................................11
         5.3      Duration of Options...........................................................................11
         5.4      Amount Exercisable............................................................................13
         5.5      Exercise of Options...........................................................................13
         5.6      Substitution Options..........................................................................14
         5.7      No Rights as Stockholder......................................................................14

ARTICLE VI            RESTRICTED STOCK AWARDS...................................................................15

         6.1      Restricted Stock Awards.......................................................................15
         6.2      Holder's Rights as Stockholder................................................................15

ARTICLE VII           ADMINISTRATION............................................................................16


ARTICLE VIII          AMENDMENT OR TERMINATION OF PLAN..........................................................17


ARTICLE IX            MISCELLANEOUS.............................................................................18

         9.1      No Establishment of a Trust Fund..............................................................18
         9.2      No Employment or Affiliation Obligation.......................................................18
         9.3      Forfeiture....................................................................................18
         9.4      Tax Withholding...............................................................................18
         9.5      Written Agreement.............................................................................19
         9.6      Indemnification of the Committee..............................................................19
         9.7      Gender........................................................................................20
         9.8      Headings......................................................................................20
         9.9      Other Compensation Plans......................................................................20
         9.10     Other Options or Awards.......................................................................20
         9.11     Option Adjustments Pursuant to the Employee Benefits Agreement................................20
         9.12     Governing Law.................................................................................20


ARTICLE I                            PLAN

         1.1 Purpose. The Plan is intended to advance the best interests of the Company and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company or any of its Affiliates.

         1.2 Term of Plan. No Award shall be granted under the Plan after July 9, 2011. The Plan shall remain in effect until all Awards under the Plan have been satisfied or expired.

ARTICLE II                          DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

         2.1 "Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         2.2  "Award"  means  any  Incentive  Option,   Nonqualified  Option  or
Restricted Stock Award granted under the Plan.

         2.3 "Board" means the board of directors of the Company.

         2.4 "Change of Control" means the occurrence of any of the following after June 1, 2001:

(a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Covered Person") of beneficial ownership (within the meaning of rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (i) the then outstanding shares of Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Section 2.4(a), the following acquisitions shall not constitute a Change in Control of the
         Company: (i) any acquisition by the Company, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of Section 2.4(c);

(b) individuals who, as of June 1, 2001, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to June1, 2001, whose election, or nomination for election, by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors; or

(c) the consummation of (i) a reorganization, merger or consolidation or sale of the Company or (ii) a disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be, (B) no Covered Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 80 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; provided, however, that any individual becoming a director subsequent to June 1, 2001 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors.

         2.5 "Code" means the Internal Revenue Code of 1986, as amended.

         2.6 "Committee" means a committee of at least two persons appointed by the Board.

         2.7 "Company" means Kaneb Services, Inc., a Delaware corporation.

         2.8 "Disability" means a medically determinable mental or physical impairment which, in the opinion of a physician selected by the Committee, shall prevent the Holder from engaging in any substantial gainful activity and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (a) was not contracted, suffered or incurred while the Holder was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from alcoholism or addiction to narcotics; (c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Holder receives a military pension; and (d) did not result from an intentionally self-inflicted injury.

         2.9 "Distribution Date" shall have the meaning specified in the Distribution Agreement by and between the Company, Kaneb Services LLC and Kaneb Pipeline Partners, L.P.

         2.10  "Employee   Benefits   Agreement"  means  the  Employee  Benefits
Agreement by and between the Company and Kaneb Services LLC, a Delaware limited liability company.

         2.11 "Employee" means a person employed by the Company or any Affiliate as a common law employee.

         2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.13 "Fair Market Value" of the Stock as of any date means the closing price of the Stock on such date, or, if the Stock was not traded on such date, on the immediately preceding day that the Stock was so traded. However, if the Stock is not listed on a securities exchange, the Fair Market Value will be an amount determined by the Committee.

         2.14 "Holder" means a person who has been granted an Award or any person who is entitled to receive stock under an Award.

         2.15 "Incentive Option" means an Option granted under the Plan which is designated as an "Incentive Option" and satisfies the requirements of section 422 of the Code.

         2.16 "KSI Deferred Compensation Plans" means the Kaneb Services, Inc. 1996 Supplemental Deferred Compensation Plan, the Kaneb Services, Inc. Non-Employee Directors Deferred Stock Unit Plan, the Kaneb Services, Inc. Deferred Stock Unit Plan, and any other nonqualified deferred compensation plans that the Company may adopt in the future.

         2.17 "Mature Shares" means shares of Stock that the Holder has held for at least six months.

         2.18 "Non-Employee Director" means any duly elected member of the Board who is not an Employee.

         2.19 "Nonqualified Option" means an Option granted under the Plan other than an Incentive Option.

         2.20 "Option" means either an Incentive Option or a Nonqualified Option granted under the Plan to purchase shares of Stock.

         2.21 "Option Agreement" means the written agreement which sets out the terms of an Option.

         2.22 "Plan" means the Kaneb Services, Inc. 1994 Stock Incentive Plan, as set forth in this document and as it may be amended from time to time.

         2.23 "Restricted Stock" means stock awarded or purchased under the Plan pursuant to a Restricted Stock Agreement.

         2.24 "Restricted Stock Agreement" means the written agreement which sets out the terms of a Restricted Stock Award.

         2.25 "Restricted Stock Award" means an Award of Restricted Stock.

         2.26 "Retirement" means the termination of an Employee's employment relationship with the Company and all Affiliates after attaining the age of 55.

         2.27 "Stock" means the common stock of the Company, no par value, or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

         2.28 "Ten Percent Stockholder" means an individual who, at the time the Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock or series of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust, shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

ARTICLE III                       ELIGIBILITY

         The individuals who shall be eligible to receive Incentive Options shall be those key Employees of the Company or any of its Affiliates as the Committee shall determine from time to time. The individuals who shall be eligible to receive Awards other than Incentive Options shall be those persons, including Employees, consultants, advisors and directors, who have substantial responsibility for the management and growth of the Company or any of its Affiliates as the Committee shall determine from time to time. Further, shares of Stock may be issued under the Plan to participants and former participants in the KSI Deferred Compensation Plans in satisfaction of the Company's obligations thereunder.

ARTICLE IV           GENERAL PROVISIONS RELATING TO AWARDS

         4.1 Authority to Grant Awards. The Committee may grant Awards to those key Employees of the Company or any of its Affiliates and other eligible persons as it shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock to be covered by any Award to be granted to any person shall be as determined by the Committee.

         4.2 Dedicated Shares; Maximum Awards. The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan and to current and former participants in the KSI Deferred Compensation Plans pursuant to the terms thereof is 3,600,000. Such shares of Stock may be treasury shares or authorized but unissued shares. The maximum number of shares of Stock with respect to which Options may be granted under the Plan is 3,600,000 shares. The maximum number of shares of Stock with respect to which Restricted Stock Awards may be granted under the Plan is 750,000 shares. The maximum number of shares with respect to which Options which may be granted to any person under the Plan during any calendar year is 750,000 shares. If a Holder's Option is cancelled, the cancelled Option continues to be counted against the maximum number of shares of Stock for which Options may be granted to the Holder under the Plan. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. If any outstanding Award expires or terminates for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

         4.3 Non-Transferability. Incentive Options shall not be transferable by the Employee other than by will or under the laws of descent and distribution, and shall be exercisable, during the Employee's lifetime, only by him. Except as specified in the applicable Award agreements or in domestic relations court orders, Awards other than Incentive Options shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder's lifetime, only by him. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award agreement may terminate the Award.

         4.4 Requirements of Law. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder of that Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to any other Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

         4.5 Changes in the Company's Capital Structure. (a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(a) If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation for it in money, services or property, then (i) the number, class or series and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class or series of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment, and (ii) the number and class or series of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of shares of Stock then reserved, that number and class or series of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class or series of Stock as the result of the event requiring the adjustment.

(b) If while unexercised Options remain outstanding under the Plan (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (iii) the Company is to be dissolved or (iv) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury Regulations) that is not described in clauses (i), (ii) or (iii) of this sentence (each such event is referred to herein as a "Corporate Change"), then, except as otherwise provided in an Option Agreement or as a result of the Board's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Option then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Board, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Options held by any individual Holder:

         (A) accelerate the time at which some or all of the Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all such Options that remain unexercised and all rights of Holders thereunder shall terminate;

         (B) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of this Plan or the Option Agreements evidencing such Options) as of a date, before or after such Corporate Change, specified by the Board, in which event the Board shall thereupon cancel such Options and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Options for such shares;

         (C) with respect to all or selected Holders, have some or all of their then outstanding Options (whether vested or unvested) assumed or have a new Option substituted for some or all of their then outstanding Options (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing him, or a parent or subsidiary of such entity, provided that (1) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the shares subject to the Option immediately after the assumption or substitution over the aggregate exercise price of such shares is equal to the excess of the aggregate fair market value of all shares subject to the Option immediately before such assumption or substitution over the aggregate exercise price of such shares, and (2) the assumed rights under such existing Option or the substituted rights under such new Option as the case may be will have the same terms and conditions as the rights under the existing Option assumed or substituted for, as the case may be;

         (D) provide that the number and class or series of shares of Stock covered by an Option (whether vested or unvested) theretofore granted shall be adjusted so that such Option when exercised shall thereafter cover the number and class or series of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Option; or

         (E) make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that the Board may determine in its sole and absolute discretion that no such adjustment is necessary).

         In effecting one or more of alternatives (C), (D) or (E) above, and except as otherwise may be provided in an Option Agreement, the Board, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Options then outstanding may be exercised.

(c) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Option and not otherwise provided for by this Section 4.5, any outstanding Options and any agreements evidencing such Options shall be subject to adjustment by the Board in its sole and absolute discretion as to the number and price of shares of stock or other consideration subject to such Options. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Board, whose determination shall be conclusive.

(d) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Stock appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

(e) The issue by the Company of shares of stock of any class or series, or securities convertible into shares of stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Options or Restricted Stock Awards.

         4.6 Election Under Section 83(b) of the Code. No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him under the Plan.

ARTICLE V                        OPTIONS

         5.1 Type of Option. The Committee shall specify in an Option Agreement whether a given Option is an Incentive Option or a Nonqualified Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which incentive stock options first become exercisable by an Employee during any calendar year (under the Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the Incentive Option shall be treated as a Nonqualified Option. In making this determination, incentive stock options shall be taken into account in the order in which they were granted.

         5.2 Exercise Price. The price at which Stock may be purchased under an Option shall not be less than 100 percent of the Fair Market Value of the shares of Stock on the date the Option is granted. In the case of any Ten Percent Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110 percent of the Fair Market Value of the Stock on the date the Incentive Option is granted.

         5.3 Duration of Options. An Option shall not be exercisable after the earlier of (i) the term of the Option specified in the Option Agreement (which shall not exceed five years from the date the Option is granted in the case of an Incentive Option granted to a Ten Percent Stockholder, or ten years from the date the Option is granted in the case of any other Option), or (ii) the period of time specified herein that follows the Holder's Retirement, Disability, death or other severance of the employment or affiliation relationship between the Holder and the Company and all Affiliates. Except as specified in Section 9.11, unless the Holder's Option Agreement specifies otherwise, an Option shall not continue to vest after the severance of the employment or affiliation relationship between the Company and all Affiliates.

(a) General Term of Option. Unless the Option Agreement specifies a shorter term, an Option shall expire on the tenth anniversary of the date the Option is granted. Notwithstanding the foregoing, unless the Option Agreement specifies a shorter term, in the case of an Incentive Option granted to a Ten Percent Stockholder, the Option shall expire on the fifth anniversary of the date the Option is granted.

(b)      Early   Termination  of  Option  Due  to  Severance  of  Employment  or
         Affiliation Relationship (Other Than for Death, Disability or Retirement). Except as may be otherwise expressly provided in an Option Agreement, (i) an Option that has been granted to a person other than a Non-Employee Director and that has been in effect for at least two years shall terminate on the earlier of the date of the expiration of the general term of the Option or 90 days after the date of the termination of the employment relationship between the Holder and the Company and all Affiliates for any reason other than the death, Disability or Retirement of the Holder, and (ii) an Option that has been granted to a person other than a Non-Employee Director and that has been in effect for less than two years shall terminate on the earlier of the date of the expiration of the general term of the Option or 30 days after the date of the termination of the employment relationship between the Holder and the Company and all Affiliates for any reason other than the death, Disability or Retirement of the Holder, during which period the Holder shall be entitled to exercise the Option in respect of the number of shares that the Holder would have been entitled to purchase had the Holder exercised the Option on the date of such termination of employment. Whether authorized leave of absence, or absence on military or government service, shall constitute a termination of the employment relationship between the Holder and the Company and all Affiliates shall be determined by the Committee at the time thereof.

                  Except as may be otherwise expressly provided in an Option Agreement, an Option that has been granted to a Non-Employee Director shall terminate on the earlier of the date of the expiration of the general term of the Option or 90 days after the Non-Employee Director is no longer a director of the Company for any reason other than the death or Disability of the Holder.

(c) Early Termination of Option Due to Death. Unless the Option Agreement specifies otherwise, in the event of the severance of the employment or affiliation relationship between the Holder and the Company and all Affiliates due to death before the date of expiration of the general term of the Option, the Holder's Option shall terminate on the earlier of the date of expiration of the general term of the Option or the 180 days after the Holder's death.

(d) Early Termination of Option Due to Disability. With respect to an Option granted to a person other than a Non-Employee Director, unless the Option Agreement specifies otherwise, in the event of the severance of the employment relationship between the Holder and the Company and all Affiliates due to Disability before the date of the expiration of the general term of the Option, the Option shall terminate on the earlier of the expiration of the general term of the Option or 90 days after the termination of the employment relationship between the Holder and the Company and all Affiliates terminates due to Disability.

                  In the event his affiliation relationship is terminated as a result of Disability, a Holder who is a Non-Employee Director may exercise an Option for a period of 180 days after the Non-Employee Director is no longer a director of the Company or until the expiration of the Option period, if sooner, to the extent of the Stock with respect to which the Option could have been exercised by the Holder on the date the Non-Employee Director ceases being a director of the Company.

(e) Early Termination of Option Due to Retirement. Unless the Option Agreement specifies otherwise, if the Holder is an Employee and the employment relationship between the Holder and the Company and all Affiliates terminates by reason of Retirement, the Holder's Option shall terminate on the earlier of the expiration of the general term of the Option or one day less than three months after the date of the Holder's termination of employment due to Retirement.

                  After the death of the Holder, the Holder's executors, administrators or any person or persons to whom the Holder's Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Option to exercise the Option, in respect to the number of shares that the Holder would have been entitled to exercise if the Holder exercised the Option prior to his death.

         5.4 Amount Exercisable. Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Option Agreement in its sole discretion. If specified in the Option Agreement, an Option will be exercisable in full upon the occurrence of a Change of Control.

         5.5 Exercise of Options. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with: (a) cash, certified check, bank draft or postal or express money order payable to the order of the Company for an amount equal to the exercise price under the Option,
(b) Mature Shares with a Fair Market Value on the date of exercise equal to the exercise price under the Option, (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee) or
(d) except as specified below, any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Holder certificates for the number of shares with respect to which the Option has been exercised, issued in the Holder's name. If Mature Shares are used for payment by the Holder, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Holder, at the address specified by the Holder.

         Whenever an Option is exercised by exchanging Mature Shares owned by the Holder, the Holder shall deliver to the Company certificates registered in the name of the Holder representing a number of shares of Stock legally and beneficially owned by the Holder, free of all liens, claims and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

         The Committee may permit a Holder to elect to pay the exercise price upon exercise of an Option by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the exercise price and any applicable tax withholding resulting from such exercise.

         The Committee shall not permit a Holder to pay his exercise price upon the exercise of an Option by having the Company reduce the number of shares of Stock that will be delivered to the Holder pursuant to the exercise of the Option. In addition, the Committee shall not permit a Holder to pay his exercise price upon the exercise of an Option by using shares of Stock other than Mature Shares.

         An Option may not be exercised for a fraction of a share of Stock.

         5.6 Substitution Options. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in the Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

         5.7 No Rights as Stockholder. No Holder shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

ARTICLE VI                   RESTRICTED STOCK AWARDS

         6.1 Restricted Stock Awards. The Committee may make Awards of Restricted Stock to eligible persons selected by it. The amount of, the vesting and the transferability restrictions applicable to, any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder's rights with respect to shares of Restricted Stock, the Committee may issue such instructions to the Company's stock transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions.

         Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

         6.2 Holder's Rights as Stockholder. Subject to the terms and conditions of the Plan, each Holder receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares, if unrestricted shares of the same class have the right to vote. Dividends paid with respect to shares of Restricted Stock in cash or property other than stock in the Company or rights to acquire stock in the Company shall be paid to the Holder currently. Dividends paid in stock in the Company or rights to acquire stock in the Company shall be added to and become a part of the Restricted Stock.

ARTICLE VII                       ADMINISTRATION

         The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. The Plan shall be administered in such a manner as to permit the Options which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a) determine the persons to whom and the time or times at which Awards will be made;

(b) determine the number of shares and the exercise price of Stock covered in each Award, subject to the terms of the Plan;

(c) determine the terms, provisions and conditions of each Award, which need not be identical;

(d) accelerate the time at which any outstanding Option may be exercised, or Restricted Stock Award will vest;

(e) define the effect, if any, on an Award of the death, disability, retirement or termination of employment or affiliation relationship between the Holder and the Company and Affiliates;

(f)      prescribe,   amend  and  rescind  rules  and  regulations  relating  to administration of the Plan; and

(g) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

         The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

ARTICLE VIII               AMENDMENT OR TERMINATION OF PLAN

         The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would change the aggregate number of shares of Stock which may be issued under Incentive Options, or change the class of Employees eligible to receive
Incentive Options shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under the Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

ARTICLE IX                      MISCELLANEOUS

         9.1 No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan.

         9.2 No Employment or Affiliation Obligation. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

         9.3 Forfeiture. Notwithstanding any other provisions of the Plan, if the Committee finds by a majority vote after full consideration of the facts that the Holder, before or after termination of his employment or affiliation relationship with the Company or an Affiliate for any reason committed or engaged in willful misconduct, gross negligence, a breach of fiduciary duty, fraud, embezzlement, theft, a felony, a crime involving moral turpitude or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, the Holder shall forfeit all outstanding Options and all outstanding Awards, and all exercised Options if the Company has not yet delivered a stock certificate to the Holder with respect thereto.

         The decision of the Committee as to the cause of the Holder's discharge, the damage done to the Company or an Affiliate shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Holder by the Company or an Affiliate in any manner.

         9.4 Tax Withholding. Except with respect to each Holder who is a Non-Employee Director, the Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the grant or exercise of an Option, or lapse of restrictions on Restricted Stock. In the alternative, the Company may require the Holder of an Award to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within ten days after the date of exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon his exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares held back shall not exceed the Company's or the Affiliate's minimum statutory withholding tax obligations. The Committee may, in its discretion, permit a Holder to satisfy any tax withholding obligations arising upon the vesting of Restricted Stock by delivering to the Holder of the Restricted Stock Award a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares of Restricted Stock, the Company shall (i) calculate the amount of the Company's or an Affiliate's minimum statutory tax withholding obligation on the assumption that all such vested shares of Restricted Stock are made available for delivery, (ii) reduce the number of such shares made available for delivery so that the Fair Market Value of the shares withheld on the vesting date approximates the amount of tax the Company or an Affiliate is obliged to withhold and (iii) in lieu of the withheld shares, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the Holder, in the amount of the withholding tax due. The Company shall withhold only whole shares of Stock to satisfy its withholding obligation. Where the Fair Market Value of the withheld shares does not equal the Company's withholding tax obligation, the Company shall withhold shares with a Fair Market Value slightly less than the amount of its withholding obligation and the Holder of the Restricted Stock Award must satisfy the remaining withholding obligation in some other manner permitted under this Section 9.4. The withheld shares of Restricted Stock not made available for delivery by the Company shall be retained as treasury stock or will be cancelled and, in either case, the Holder's right, title and interest in such Restricted Stock shall terminate. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Restricted Stock until the Company or an Affiliate has received payment sufficient to cover all tax withholding amounts due with respect to that exercise. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

         9.5 Written Agreement. Each Award shall be embodied in a written agreement which shall be subject to the terms and conditions of the Plan and shall be signed by the Holder and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Holder, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of the Plan.

         9.6 Indemnification of the Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

         9.7 Gender. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

         9.8 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

         9.9 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees.

         9.10 Other Options or Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

         9.11 Option Adjustments Pursuant to the Employee Benefits Agreement. Notwithstanding any other provision of the Plan or an Option Agreement, the exercise price applicable to each outstanding Option, to the extent that the Option has not expired or been exercised as of the Distribution Date, shall be reduced in accordance with the formula specified in paragraph (b) of Section 3.1 of the Employee Benefits Agreement. Notwithstanding any other provisions of the Plan or Option Agreement, the term of each outstanding Option, to the extent that the Option has not expired or been exercised as of the Distribution Date, shall be adjusted in the manner specified in paragraph (e) of Section 3.1 of the Employee Benefits Agreement.

         9.12 Governing Law. The provisions of the Plan shall be construed, administered and governed under the laws of the State of Texas.